UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2006
WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)
6500 Trowbridge Drive
El Paso, Texas 79905
(Address of principal
executive offices)
(915) 775-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure.
Item 9.01 Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
Amendment No.1 to Agreement and Plan of Merger
Amendment No.1 to Consulting and Non-Competition Agreement
Press Release - Net Income & Earnings Per Share
Press Release - Amendment to Merger Agreement
Press Release - Payment of a Dividend

Item 1.01. Entry into a Material Definitive Agreement
     Amendment to the Merger Agreement with Giant
     On November 12, 2006, Western Refining, Inc. (the “Company”), entered into Amendment No. 1 to the Agreement and Plan of Merger dated August 26, 2006, by and among the Company, Giant Industries, Inc., a Delaware corporation (“Giant”), and New Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company. The amendment to the merger agreement, among other things:
•	Reduces the amount of cash to be paid by the Company in the merger transaction for each issued and outstanding share of Giant’s common stock, other than dissenting shares, from $83 per share to $77 per share;

•	Reduces the termination fee from $37.5 million to $34 million;

•	Permits Giant to actively solicit alternative acquisition proposals during the thirty days following the date of the amendment to the merger agreement and to continue negotiations with respect to any such proposals received during such 30-day period that could reasonably be expected to lead to a transaction more favorable to Giant than the merger transaction with the Company;

•	Extends the outside date after which either party may terminate the merger agreement from March 31, 2007 to April 30, 2007; and

•	Amends certain of Giant’s representations and warranties and closing conditions.
     The Company has filed a copy of the amendment to the merger agreement as Exhibit 2.1 to this current report on Form 8-K, which is incorporated herein by reference. You are encouraged to read the amendment to the merger agreement, together with the copy of the merger agreement filed with the Company’s current report on Form 8-K filed on August 28, 2006, for a more complete understanding of the changes to the merger agreement. The foregoing description of the amendment to the merger agreement is qualified in its entirety by reference to the full text of the amendment to the merger agreement.
     Amendment to the Consulting Agreement
     In connection with the amendment to the merger agreement described above, on November 12, 2006, the Company entered into Amendment No. 1 to the Consulting and Non-Competition Agreement dated August 26, 2006, with Fred L. Holliger, the Chairman of the Board and Chief Executive Officer of Giant, which will be effective at the effective time of the merger. The amendment to the consulting agreement reduces the number of hours each month that Mr. Holliger will be required to be available to provide consulting services to the Company, eliminates his aircraft travel allowance of $500,000 for each twelve-month period and reduces his consulting payments from $730,000 to $440,000 for each twelve-month period. The amendment to the consulting agreement is included herein as Exhibit 99.1 and is incorporated herein by reference.

     Additional Information About This Transaction
     This current report on Form 8-K may be deemed to be soliciting material relating to the proposed merger transaction between the Company and Giant. In connection with the proposed merger, Giant has filed a preliminary proxy statement with the SEC. The final proxy statement will be mailed to stockholders of Giant. Investors and security holders may obtain a free copy of the final proxy statement when it becomes available, and other documents filed by Giant with the SEC, at the SEC’s website at http://www.sec.gov. Copies of the final proxy statement, when it becomes available, and Giant’s other filings with the SEC may also be obtained free of charge from Giant Industries, Inc., 23733 North Scottsdale Road, Scottsdale, Arizona 85255, Attention: Investor Relations. Investors and security holders of Giant are advised to read the final proxy statement and any other relevant documents filed with the SEC when they become available because those documents will contain important information about the proposed merger.
     Participants in the Solicitation
     The Company, Giant and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from Giant’s stockholders in favor of the proposed merger. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on April 25, 2006. Information regarding Giant’s directors and executive officers is available in Giant’s proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on March 1, 2006. Additional information regarding the interests of such potential participants will be included in the final proxy statement and the other relevant documents filed with the SEC when they become available.
Item 2.02 Results of Operations and Financial Condition
     On November 13, 2006, the Company issued a press release regarding its pre-announcement of net income and earnings per share for the third quarter ended September 30, 2006, a copy of which is furnished with this report as Exhibit 99.2, and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On November 13, 2006, the Company issued a press release regarding the amendment to the merger agreement with Giant described in Item 1.01 above, a copy of which is furnished with this report as Exhibit 99.3, and is incorporated herein by reference.
     On November 13, 2006, the Company issued a press release regarding the payment of a dividend, a copy of which is furnished with this report as Exhibit 99.4, and is incorporated herein by reference.

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Item 9.01 Financial Statements and Other Exhibits
     (c) Exhibits

Exhibit No.	Description
2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated November 12, 2006, by and among Western Refining, Inc., New Acquisition Corporation and Giant Industries, Inc.

99.1	Amendment No. 1 to the Consulting and Non-Competition Agreement, dated November 12, 2006, by and between Western Refining, Inc. and Fred L. Holliger.

99.2	Press Release dated November 13, 2006, regarding net income and earnings per share.

99.3	Press Release dated November 13, 2006, regarding the amendment to the merger agreement.

99.4	Press Release dated November 13, 2006, regarding the payment of a dividend.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.
By:	/s/ Scott D. Weaver
	Name:	Scott D. Weaver
	Title:	Chief Administrative Officer

Dated: November 13, 2006

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated November 12, 2006, by and among Western Refining, Inc., New Acquisition Corporation and Giant Industries, Inc.

99.1	Amendment No. 1 to the Consulting and Non-Competition Agreement, dated November 12, 2006, by and between Western Refining, Inc. and Fred L. Holliger.

99.2	Press Release dated November 13, 2006, regarding net income and earnings per share.

99.3	Press Release dated November 13, 2006, regarding the amendment to the merger agreement.

99.4	Press Release dated November 13, 2006, regarding the payment of a dividend.